united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2019

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

A Message from the TOPS® Portfolio Management Team

Mid Year 2019 Market Commentary

“First Half Financial Markets Were Strong Despite Trade War and Recession Fears”

Stock and bond market returns for the first half of 2019 were very strong and returns for the TOPS portfolios were positive, with more aggressive TOPS portfolios (higher equity allocations) at the forefront. Likewise, TOPS returns for the trailing three-year, five-year and ten-year timeframes remain well into positive territory.

After discussing first quarter and year to date 2019 financial market results and TOPS portfolios, we will present our perspective on three key concerns that continue to impact our portfolio strategies:

1)	Trade Wars, specifically with China

2)	Federal Reserve policies and their impact on the Yield Curve and bond yields

3)	Recession risks for the US economy and for S&P 500 earnings per share

Second Quarter and Year to Date Market Review

At the midpoint of 2019 the S&P 500 Index has recorded a total return of +18.5%, which is the best first half since 1997. However, the stock market is not rising alone. A study by Bespoke Investment Group notes that 2019 is just the 10th time since 1980 that both the S&P 500 and long-term US Treasury bonds gained over 5% in the first half. Let’s hope history repeats, as the study shows S&P 500 second half returns were positive in 8 of the 9 historic occurrences and the average second half return was +11.3%. It appears a combination of hope for Federal Reserve rate cuts and a modest boost to the economy from a resolution to China Trade issues are pushing bond yields down and stock prices up.

Overall, the stock market rally that began in late December slowed somewhat in the second quarter. The S&P 500 climbed to a new all-time high at the end of April, retreated abruptly in May and then rebounded sharply to more new highs in June. That pattern of stock price movements tracked investor pessimism and optimism about Trade and basically ignored economic data reports indicating a slowing US economy.

Nearly every index behind the ETFs in the TOPS portfolios had positive returns for Q2 and the leaders were once again the US large caps, as S&P 500 Growth returned +4.6%, the S&P 500 +4.3%, S&P 500 Value +4.0%. S&P MidCap +3.1% and S&P SmallCap +1.9% also did well. FTSE Developed ex-US (developed international) was not far behind large cap US at +3.3% but FTSE Emerging Markets was impacted by trade worries and returned only +0.8%.

For the year to date, every equity index in our primary tracking list gained over 10%. US stocks continued to lead the way, with S&P 500 Growth +20.2% (fueled by the Technology sector), US Real Estate +18.7%, S&P 500 +18.5%, S&P MidCap +18.0%, S&P 500 Value +16.7%, Global Natural Resources +14.9% and S&P SmallCap +13.7%. International stocks lagged U.S. stocks, but still recorded very good returns with FTSE Developed ex-US +13.8% and FTSE Emerging Markets +12.2%.

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As noted above, bond markets also rallied in the first half. The Federal Reserve has been on the sideline thus far in 2019, but the futures markets indicate investors are betting that the Fed will cut rates two to three times before the year is over. That belief has been the primary factor in driving down longer-term yields and inverting the yield curve. (An inverted yield curve is one that has higher shorter-term interest rates than longer term rates). This desire to buy bonds “before yields fall even further” pushed the US 10-year Treasury (10UST) back under 2.0% and is apparent in the even- more-extreme investor anxiety to purchase German and Japanese government bonds for negative yields.

The 10UST had yielded 2.69% at year-end 2018 and we believe 2.41% at the end of Q1 2019, but closed Q2 at exactly 2.00%. This was a shock to interest rate forecasters and, once again points out the folly of basing investment strategies on near term forecasts. Overall, the Barclays US Aggregate Bond index returned +3.1% for Q2. Like our comment on stock indexes, we saw positive Q2 returns from each of the bond market sectors represented in the TOPS portfolios. US Investment Grade Corporates were the leader at +5.4%, the Emerging Markets Global Core index was +5.3%, US Treasury 3-10-year bonds +3.0%, and hedged international bonds were +3.0%.

For the first half, the Barclays US Aggregate Bond index returned +6.1%. The US Investment Grade Corporates were +11.9%, as longer duration and tighter credit spreads contributed to the strength of various sectors of the bond market including High Yield Corporates +10.1%, Emerging Markets Global Core +8.1% and hedged international bonds +6.2%.

Trade Wars, Specifically with China

Many tariffs have been proposed by the Trump Administration and several have been implemented. While “Tariff Tiffs” with our allies in Asia, Europe, North America and South America have flared up periodically, the markets have not overreacted to them. China is another matter, both due to its ranking as the second largest global economy and the risk that a full-blown Trade War may be ignited. In late 2018, the markets were spooked by an increase in tariffs between the US and China. During Q1 2019, the consensus was that ongoing trade negotiations were about to culminate in a significant new agreement and markets rallied.

Unfortunately, in May the trade deal came apart which was a key reason for very poor stock markets that month and for a “flight to quality” rally in US Treasury bonds. Both countries threatened another round of tariffs and trade restrictions which increased uncertainty worldwide for businesses and consumers. In June, the tone of tweets and official government updates once again became much less strident. Tariff increases have been postponed and further negotiations will be held.

We believe a trade deal will eventually be agreed upon, but we have no idea when or what it will look like. Presumably, negotiations (and therefore market volatility) will not end until a deal is struck where no one is painted as the loser. One thing of which we are quite certain is that altering our strategies based on guesses as to the outcome of the trade negotiations would be foolhardy. We will continue to monitor the negotiations closely and will be prepared to consider the impact of any pact which may eventually be signed.

Federal Reserve Policies and Their Impact on the Yield Curve and Bond Yields

The Federal Reserve remains a key focus for investors. The US economy is growing and the stock market is doing quite well, which seems out of synch with calls for the Fed to cut rates. Nonetheless, the fed-funds futures market is pricing in three 25 basis point (0.25%) rate cuts this year, starting with the late July FOMC meeting. Not surprisingly, with inflation very low and the Fed sounding dovish, bond buyers have caused an inverted yield curve for 3-month bills to the 10UST portion of the curve

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As a reminder, a normal curve has higher rates throughout, primarily reflecting the impact of inflation expectations over time. Thus, an abnormal (or inverted) curve indicates either expectations of deflation or a belief that short rates will be cut. Obviously, neither situation supports an optimistic view of the economy.

As we note in the next section, the economy may be slowing but it does not appear to be in recession. If the Fed is “data dependent” (as they have stated), there is not much of a case for a rate cut in the immediate future. Even if expectations of Fed easing are reversed, US bond yields may remain at very low levels due to the gravitational pull of even-lower yields in Germany and Japan.

Recession risks for the US economy and for S&P 500 earnings per share

As of July, US GDP has grown for 121 months, the longest such stretch in America’s history. Many observers fear this means the end of the expansion must be near because the typical economic cycle lasts only 6-8 years. Several indicators of both business and consumer spending suggest GDP may fall back into the +2.0% to +2.5% pace of the past decade. That may be so, but key recessionary indicators such as job cuts, government spending cuts, corporate investment cuts, consumer spending cuts or growing debt defaults are nonexistent.

With profit margins near record levels and wage growth beginning to stir, a slow-growth economy may not be enough to cause earnings growth to reaccelerate. Q2 earnings are expected to be flattish again, but growth is expected to return in the second half and on into 2020. Valuations are not extreme, but it would not be wise to count on higher price/earnings ratios. If the stock market is to continue its bullish trends, earnings growth must return, so we will monitor this closely as we head into the second half.

Portfolio Strategies

While risks including trade wars, inverted yield curves and flat earnings abound, the positives of low inflation, plentiful liquidity, stable economic growth, strong consumer confidence and business optimism are supporting investment asset prices. While we closely watch for factors that could suddenly impact the markets, we focus our portfolio strategies on reasonable longer-term assumptions that drive risk, return and correlation of asset classes. Currently, we believe the portfolios are appropriately structured.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

The new year seemed to breathe new life into U.S equities as they rallied to one of their best recoveries on record. After notching its worst December since 1931, the S&P 500 bounced back to post its best January since 1987. During the month, several Fed officials suggested that the Fed could pause on further rate hikes and potentially slow the rate of balance sheet normalization. The dovish tone was confirmed in the statement from the Federal Open Market Committee’s (FOMC) January 30 meeting, as well as in Chairman Powell’s post-meeting press conference, during which he used the words “patient” or “patience” no fewer than 13 times.

In addition to more dovish sentiment from the Fed, strong earnings reports propelled the S&P 500 to an 8% total return for the month. As the market climbed higher, volatility edged lower, with the CBOE Volatility Index (VIX) finishing January at 16.6, its lowest level of the month. The VIX average of 19.6 in January was 20% below its December average of 24.9.

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In response to the decline in volatility, the TOPS Managed Risk Flex ETF Portfolio increased equity exposure to 51.9%, the highest levels since October 2018.

In February, U.S equities continued their recovery from the sell-off in late 2018. From December 27, 2018 through the end of February, the S&P 500 posted gains in 8 out of 9 weeks for a total return of 13.2%. Dovishness from the Federal Reserve, as well as optimism surrounding U.S/China trade talks were the main drivers. The market has now priced in zero interest rate hikes for 2019 and the White House has indicated an increased possibility for a trade deal. In addition to pushing stocks higher, these factors also nudged volatility lower. The CBOE Volatility Index (VIX) moved steadily lower during the month, averaging 15.23 in February, a 22% drop from January’s average of 19.57. This decline in volatility resulted in the TOPS Managed Risk Flex ETF Portfolio finishing the month at maximum equity allocations.

In its March 20th Federal Open Market Committee (FOMC) meeting, the Federal Reserve made a substantial shift in policy, putting rate hikes on hold indefinitely and announcing its intention to end the drawdown of its $4 trillion balance sheet. In response to this dovish pivot, U.S bond yields declined sharply; the U.S 10-year Treasury yield dropped below 2.4% to its lowest level since January 2018. In spite of the bond market’s worrisome signal that economy may be worsening, equity markets experienced surprisingly little change in volatility. The S&P 500 ended the month with a total return of 1.9%, bringing its Q1 return to 13.6%, its best quarterly return since 2009. The CBOE Volatility Index (VIX) topped out at 16.6 in March and its average of 14.5 was lower than February’s average of 15.2.

With volatility largely unchanged, the TOPS Managed Risk Flex ETF Portfolio maintained maximum equity allocations throughout most of the month.

The global equity market extended its winning streak in April, locking in its fourth consecutive month of positive returns. The gain was broad based, with domestic, international developed and emerging markets all finishing the month higher. Notwithstanding its strong year-to-date return, the MSCI All Country World Index still hasn’t quite fully recovered from the 17% drawdown it experienced in late 2018 and remains well below its all-time high from January 2018. As equity markets climbed higher, their volatility trended lower, with all three major segments finishing the month at their lowest volatility levels of 2019. Accordingly, the TOPS Managed Risk Flex ETF Portfolio maintained maximum equity allocations throughout the month, enabling a high level of participation in the rise in global equity prices.

After the S&P 500 and NASDAQ Composite hit their all-time-high levels, the equities market endured a sharp downturn in May. The sell-off started with an escalated trade war between U.S and China. On May 5th, President Trump announced a tariff hike from 10% to 25% on $200 billion of Chinese imports. The restriction on Chinese tech giant Huawei came two weeks after. These factors contributed to the S&P 500 notching its worst May in 9 years, (2010 May - 8.2%) and second worst May in nearly 60 years (1962 May -8.6%).

Heading into the (FOMC) meeting in late June, the 2-year U.S. Treasury yield had its biggest monthly decline since the 2008 Global Financial Crisis and finished the month lower than the current Fed funds rate target. The steep drop of equity prices and treasury yields triggered an elevated and sustained volatility throughout May. CBOE Volatility Index (VIX)’s monthly average was 16.72 in May, a 30% rise compared to April (12.93).

After posting their worst May since 2010, U.S equities bounced back sharply, notching their best June since 1955. Central banks again were the main driver behind the rally, starting with Chairman Powell’s public comments on June 4 that the Fed would be ready to act if economic conditions deteriorated. Although the Fed did not cut rates in June’s (FOMC), the market has fully priced in a rate cut of no less than 0.25% in July’s meeting, and at least one more by year end. In addition to the Fed’s dovish forward guidance, while the circumstances surrounding the trade war didn’t get any

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better, they also didn’t get any worse. This environment helped to drive the S&P 500 to a new all-time high during the month, amidst downward-trending volatility.

The TOPS Managed Risk Flex ETF Portfolio finished May at maximum equity allocations and remained there through all of June.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

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TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2019

The Portfolio’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

			Five	Performance Since
	Six	One	Year	Inception (8/27/13)
	Months	Year	(Annualized)	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	8.96%	3.60%	2.24%	3.65%
S&P 500 Total Return Index**	18.54%	10.42%	10.71%	12.93%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 0.98%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2019	% of Net Assets
Equity Funds	49.7%
Debt Funds	38.5%
Other Assets and Liabilities - net/Short-Term Investments	11.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 88.2%
	DEBT FUNDS - 38.5%
73,147	iShares iBoxx $ Investment Grade Corporate Bond ETF			$9,097,292
125,898	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF			3,868,846
251,549	SPDR Portfolio Short Term Corporate Bond ETF			7,742,678
112,139	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF			3,891,223
39,153	Vanguard Intermediate-Term Treasury ETF			2,582,924
48,889	Vanguard Mortgage-Backed Securities ETF			2,582,806
261,629	Vanguard Short-Term Inflation-Protected Securities ETF			12,903,542
105,845	Vanguard Short-Term Treasury ETF			6,449,136
22,527	Vanguard Total International Bond ETF			1,290,797
102,954	Xtrackers USD High Yield Corporate Bond ETF			5,167,261
				55,576,505
	EQUITY FUNDS - 49.7%
78,243	FlexShares Global Upstream Natural Resources Index Fund			2,582,802
48,570	Invesco MSCI Global Timber ETF			1,311,079
34,027	iShares Core S&P Mid-Cap ETF			6,610,085
85,028	iShares Core S&P Small-Cap ETF +			6,655,992
67,056	SPDR Portfolio S&P 500 Growth ETF			2,597,079
208,556	SPDR Portfolio S&P 500 Value ETF			6,523,632
15,236	Vanguard Energy ETF			1,295,365
280,304	Vanguard FTSE Developed Markets ETF			11,691,480
182,731	Vanguard FTSE Emerging Markets ETF			7,771,549
65,577	Vanguard Global ex-U.S. Real Estate ETF			3,869,043
10,216	Vanguard Materials ETF			1,309,691
44,528	Vanguard Real Estate ETF			3,891,747
57,728	Vanguard S&P 500 ETF			15,537,491
				71,647,035
	TOTAL EXCHANGE TRADED FUNDS (Cost - $120,958,859)			127,223,540

	SHORT-TERM INVESTMENTS - 16.6%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 4.6%
6,585,532	STIT - Government & Agency Portfolio, Institutional Class - 2.27% (a)(d)			6,585,532

	MONEY MARKET FUND - 11.5%
16,685,480	STIT - Government & Agency Portfolio, Institutional Class - 2.27% (a)			16,685,480

Principal		Interest Rate (c)	Maturity
	U.S. TREASURY BILL - 0.5%
700,000	United States Treasury Bill (b)	0.00%	9/19/2019	696,776

	TOTAL SHORT-TERM INVESTMENTS (Cost - $23,967,784)			23,967,788

	TOTAL INVESTMENTS - 104.8% (Cost - $144,926,643)			$151,191,328
	OTHER ASSETS AND LIABILITIES - NET - (4.8)%			(6,921,013)
	TOTAL NET ASSETS - 100.0%			$144,270,315

ETF - Exchange Traded Fund

+	Security, or a portion of the security, is out on loan at June 30, 2019. Total loaned securities had a value of $6,451,611 at June 30, 2019.

(a)	Variable rate security, the money market rate shown represents the rate at June 30, 2019.

(b)	All or a portion of this security may be held as collateral for futures contracts.

(c)	Interest rate shown is the discounted rate at time of purchase for U.S. Treasury Bills.

(d)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $6,585,532.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2019

FUTURES CONTRACTS
				Unrealized
Long Contracts	Description and Termination	Counterparty	Notional Value	Appreciation
61	5 Year US Treasury Note September 2019	Bank of America Merrill Lynch	$7,207,531	$92,211
16	MSCI EAFE Index Mini September 2019	Bank of America Merrill Lynch	1,538,640	45,040
24	MSCI Emerging Market Index September 2019	Bank of America Merrill Lynch	1,264,080	58,680
11	Russell 2000 Index E-Mini September 2019	Bank of America Merrill Lynch	861,905	15,290
21	S&P 500 Index E-Mini September 2019	Bank of America Merrill Lynch	3,091,410	47,985
5	S&P Midcap 400 Index E-Mini September 2019	Bank of America Merrill Lynch	975,000	16,825
	NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS			$276,031

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
June 30, 2019 (Unaudited)

Assets:
Investments in securities, at cost	$144,926,643
Investments in securities, at value	$151,191,328
Receivable for securities sold	565,896
Unrealized appreciation on futures contracts	276,031
Interest and dividends receivable	142,396
Receivable for Portfolio shares sold	5,597
Receivable for securities loaned	416
Total Assets	152,181,664
Liabilities:
Collateral on securities loaned	6,585,532
Payable for securities purchased	984,056
Due to Broker	236,711
Accrued distribution (12b-1) fees	52,382
Accrued investment advisory fees	23,984
Payable to related parties and administrative service fees	22,240
Payable for Portfolio shares redeemed	5,280
Accrued expenses and other liabilities	1,164
Total Liabilities	7,911,349
Net Assets	$144,270,315

Net Assets Consist Of:
Paid in capital	$133,019,737
Accumulated earnings	11,250,578
Net Assets	$144,270,315
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,224,163

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.80

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income	$1,402,544
Interest income	183,688
Securities lending income - net	5,893
Total Investment Income	1,592,125
Expenses:

Investment advisory fees	204,132
Distribution fees (12b-1)	306,197
Related parties and administrative service fees	67,760
Miscellaneous fees and expenses	3,509
Total Expenses	581,598
Net Investment Income	1,010,527

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	623,495
Futures contracts	(129,840)
Total net realized gain	493,655
Net change in unrealized appreciation (depreciation) on:
Investments	10,782,043
Futures contracts	(668,321)
Total unrealized appreciation	10,113,722
Net Realized and Unrealized Gain on Investments	10,607,377

Net Increase in Net Assets Resulting from Operations	$11,617,904

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2019	December 31, 2018
Increase (Decrease) in Net Assets:	(Unaudited)
From Operations:
Net investment income	$1,010,527	$2,311,632
Net realized gain on investments and futures contracts	493,655	1,576,893
Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,113,722	(12,610,576)
Net increase (decrease) in net assets resulting from operations	11,617,904	(8,722,051)
From Distributions to Shareholders:
Total distributions paid	—	(2,262,609)
Total distributions to shareholders	—	(2,262,609)

From Shares of Beneficial Interest:
Proceeds from shares sold	8,741,231	15,098,364
Reinvestment of distributions	—	2,262,609
Cost of shares redeemed	(3,779,439)	(6,307,138)
Net increase in net assets from share transactions of beneficial interest	4,961,792	11,053,835

Total Increase In Net Assets	16,579,696	69,175

Net Assets:
Beginning of period	127,690,619	127,621,444
End of period	$144,270,315	$127,690,619

SHARE ACTIVITY
Shares sold	762,395	1,305,562
Shares reinvested	—	201,300
Shares redeemed	(332,238)	(549,656)
Net increase in shares of beneficial interest outstanding	430,157	957,206

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$10.83		$11.78	$10.70	$10.23	$10.88	$10.62
Income (loss) from investment operations:
Net investment income (a) (b)	0.08		0.20	0.16	0.15	0.13	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	0.89		(0.95)	1.04	0.40	(0.69)	0.10
Total income (loss) from investment operations	0.97		(0.75)	1.20	0.55	(0.56)	0.27
Less distributions from:
Net investment income	—		(0.14)	(0.12)	(0.08)	(0.05)	(0.01)
Net realized gain	—		(0.06)	—	—	(0.04)	(0.00	) (c)
Total distributions	—		(0.20)	(0.12)	(0.08)	(0.09)	(0.01)
Net asset value, end of period	$11.80		$10.83	$11.78	$10.70	$10.23	$10.88
Total return (d)	8.96	% (g)	(6.45)%	11.24%	5.36%	(5.20)%	2.54%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$144,270		$127,691	$97,451	$97,451	$67,547	$36,415
Ratio of expenses to average net assets (e)	0.85	% (f)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets (b) (e)	1.48	% (f)	1.76%	1.45%	1.45%	1.21%	1.54%
Portfolio turnover rate	31	% (g)	44%	30%	14%	18%	25%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Amount represents less than $0.01 per share.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (Unaudited)

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for the Portfolio’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$127,223,540	$—	$—	$127,223,540
Short-Term Investments	23,271,012	696,776	—	23,967,788
Futures Contracts **	276,031	—	—	276,031
Total	$150,770,583	$696,776	$—	$151,467,359

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Portfolio’s December 31, 2019 year- end tax return. The Portfolio identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2019, the Portfolio had a net unrealized appreciation from futures contracts subject to interest rate risk and equity risk of $92,211 and $183,820, respectively, reported in the Statement of Assets and Liabilities. For the six months ended June 30, 2019 the Portfolio had a net realized loss from futures contracts subject to interest rate risk of ($583,595) and equity price risk of $453,755 reported in the Statement of Operations. For the six months ended June 30, 2019, the Portfolio had a net change in unrealized appreciation from futures contracts subject to interest rate risk of $(346,736) and equity price risk of $(321,585), respectively.

The notional value of the derivative instruments outstanding as of June 30, 2019 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with Bank of New York (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Portfolio’s Portfolio of Investments. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolio’s securities loaned and related collateral which are subject to a netting agreement as of June 30, 2019:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities

Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial	Pledged
	of Recognized	Assets &	of Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets

Description:
Securities Loaned	$6,451,611	$—	$6,451,611	$—	$6,451,611	$—
Total	$6,451,611	$—	$6,451,611	$—	$6,451,611	$—

The following table breaks out the holdings received as collateral as of June 30, 2019:

Securities Lending Transactions
Overnight and Continuous
STIT - Government & Agency Portfolio, Institutional Class	$6,585,532

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $40,490,758 and $37,512,368, respectively.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2019, the Advisor earned $204,132 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2019, the Portfolio paid $306,197 in distribution fees under the Plan.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the six months ended June 30, 2019, the Trustees received fees in the amount of $5,421 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2019, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolio as of June 30, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

	Gross	Gross	Total
	Unrealized	Unrealized	Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$139,105,601	$5,754,113	$(253,918)	$5,500,195

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$1,569,997	$1,176,967
Long-Term Capital Gain	692,612	—
Return of Capital	—	—
	$2,262,609	$1,176,967

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,323,040	$1,591,482	$—	$—	$—	$(5,281,848)	$(367,326)

The difference between book basis and tax basis accumulated net realized losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-19	6-30-19	Period *	6-30-19	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$1,089.60	$4.40	$1,020.58	$4.26

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/19

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/6/19